Fidelity®

Congress Street

Fund

Annual Report

December 31, 2000

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Investors seeking the 10%-20% annual returns they'd grown accustomed to seeing during the past several years found them again in 2000, but not where they expected. Unlike previous years, the taxable bond market was home to the double-digit performers, while the majority of equity indexes dwelled in negative territory for the year. Treasuries and government bonds finished 2000 at the high end of the return spectrum.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Congress Street	2.79%	113.78%	346.65%
S&P 500®	-9.10%	131.98%	399.95%
Growth & Income Funds Average	0.74%	103.58%	317.46%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 998 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Congress Street	2.79%	16.41%	16.14%
S&P 500	-9.10%	18.33%	17.46%
Growth & Income Funds Average	0.74%	15.04%	15.13%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $44,665 - a 346.65% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $49,995 - a 399.95% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of December 31, 2000, one year, five year and 10 year cumulative total returns for the Lipper large-cap value funds average were 1.32%, 107.72%, and 334.00%, respectively; and the one year, five year and 10 year average annual total returns were 1.32%, 15.56%, and 15.65%, respectively. The one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -8.96%, 120.36%, and 357.40%, respectively; and the one year, five year and 10 year average annual total returns were -8.96%, 16.86%, 16.18%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000 ® Index - a barometer of small-cap stock performance - dropped 3.02%.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Congress Street Fund

Q. How did the fund perform, Tim?

A. Relatively well. For the 12-month period that ended December 31, 2000, the fund posted a total return of 2.79%. That outperformed the -9.10% return of the Standard & Poor's 500 Index and the 0.74% return of the growth and income funds average tracked by Lipper Inc. during the same period.

Q. What factors helped the fund outperform its index and Lipper peer group during the past year?

A. The fund's diversification in a variety of sectors - many of which rebounded in 2000 and performed well after a lengthy period of underperformance - was the biggest factor. In particular, overweighting health, aerospace and defense, nondurables and energy stocks was helpful as investors looked to areas outside of technology due to a correction in that sector that began in March and lasted through the remainder of the year. The fund's underweighting in technology was another major factor. Not holding large-cap tech-nology names such as JDS Uniphase, America Online and Dell, which were hurt by an unforeseen slowdown in their respective industries, boosted relative performance, as did the fund's mix of holdings in the utilities sector. Specifically, a large underweighting in weak telephone utilities stocks combined with positions in strong-performing electric utilities, such as Consolidated Edison and Potomac Electric Power, helped. The only major factor that hindered performance was the fund's underexposure to financials, which generally outperformed the broader market.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did nondurables stocks perform well?

A. Nondurables are generally considered a safe haven for investors during periods of heightened market volatility and economic uncertainty. As it became clear to most investors that the economy was slowing and that technology stocks weren't going to recover to their lofty valuations prior to the March correction, many investors sought the steady earnings growth offered by nondurables. As a result, our holdings of Anheuser-Busch, Coca-Cola, H.J. Heinz, Colgate-Palmolive and Philip Morris all rose briskly since the sell off in technology.

Q. Can you elaborate on some of the other stocks that benefited the fund?

A. Pharmaceutical stocks also thrived as investors sought shelter from the technology sector. The fund's two top performers were Merck and American Home Products. Shares of Merck rose from roughly $67 per share to $94 per share during the period, in part on positive expectations for government approval of the company's Vioxx drug to treat rheumatoid arthritis. Shares of American Home Products rose sharply on better-than-expected earnings. Johnson & Johnson, Eli Lilly and medical equipment provider Guidant also were among the fund's top-10 performers. In the aerospace and defense sector, our large position in United Technologies, which makes Pratt & Whitney aircraft engines, was rewarded as aircraft orders picked up slightly.

Q. Which stocks were disappointments?

A. International Paper's stock price reached a 52-week low in October due to concerns about the paper industry. A handful of analysts downgraded the stock on sluggish demand for paper products and shrinking margins for the company's business. Motorola, the fund's biggest detractor, suffered from an unexpected oversupply of semiconductors in the market and also was punished for weaker profit margins compared to its competitors, particularly in its handset business.

Q. What's your outlook, Tim?

A. During the next six months, I think we'll continue to see a market similar to the one we've experienced recently, where fundamentals and research will play a more important role in determining stock performance than in recent years when technology stocks led the market forward. The slowing economy will be a significant factor, and much of its outlook will be influenced by the decisions of the Federal Reserve Board. Meanwhile, I'm confident the fund's diversification will allow it to continue to perform well relative to its benchmark.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	10.7	12.1
Exxon Mobil Corp.	8.4	7.9
United Technologies Corp.	7.9	6.0
Merck & Co., Inc.	7.0	5.9
Johnson & Johnson	6.2	6.1
American Home Products Corp.	4.9	4.6
Anheuser-Busch Companies, Inc.	4.4	3.7
International Paper Co.	3.8	2.8
Verizon Communications	3.8	3.9
The Coca-Cola Co.	3.5	3.3
	60.6
Top Five Market Sectors as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Health	22.8	21.4
Nondurables	13.9	11.9
Technology	11.7	18.7
Industrial Machinery & Equipment	11.1	12.3
Energy	10.6	10.1
Asset Allocation (% of fund's net assets)
As of December 31, 2000	As of June 30, 2000
Stocks 96.2%	Stocks 96.2%
Short-Term Investments and Net Other Assets 3.8%	Short-Term Investments and Net Other Assets 3.8%

Annual Report

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 10.4%
Boeing Co.	40,513	$ 2,673,858
United Technologies Corp.	105,860	8,323,243
TOTAL AEROSPACE & DEFENSE		10,997,101
BASIC INDUSTRIES - 6.4%
Chemicals & Plastics - 2.6%
Eastman Chemical Co.	8,793	428,659
Pharmacia Corp.	38,389	2,341,729
		2,770,388
Paper & Forest Products - 3.8%
International Paper Co.	98,397	4,015,828
TOTAL BASIC INDUSTRIES		6,786,216
ENERGY - 10.6%
Oil & Gas - 10.6%
Anadarko Petroleum Corp.	3,722	264,560
Chevron Corp.	24,800	2,094,050
Exxon Mobil Corp.	102,364	8,899,270
		11,257,880
FINANCE - 0.7%
Credit & Other Finance - 0.7%
Citigroup, Inc.	15,000	765,938
HEALTH - 22.8%
Drugs & Pharmaceuticals - 13.5%
American Home Products Corp.	82,217	5,224,890
Eli Lilly & Co.	18,236	1,697,088
Merck & Co., Inc.	78,913	7,388,230
		14,310,208
Medical Equipment & Supplies - 9.3%
Guidant Corp. (a)	61,313	3,307,070
Johnson & Johnson	62,654	6,582,586
		9,889,656
TOTAL HEALTH		24,199,864
INDUSTRIAL MACHINERY & EQUIPMENT - 11.1%
Electrical Equipment - 10.7%
General Electric Co.	238,200	11,418,709
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - 0.4%
Waste Management, Inc.	14,500	$ 402,375
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		11,821,084
MEDIA & LEISURE - 3.2%
Publishing - 3.2%
Knight-Ridder, Inc.	60,000	3,412,500
NONDURABLES - 13.9%
Beverages - 7.9%
Anheuser-Busch Companies, Inc.	103,544	4,711,252
The Coca-Cola Co.	59,953	3,653,386
		8,364,638
Foods - 1.8%
H.J. Heinz Co.	41,912	1,988,201
Household Products - 1.7%
Colgate-Palmolive Co.	28,064	1,811,531
Tobacco - 2.5%
Philip Morris Companies, Inc.	60,000	2,640,000
TOTAL NONDURABLES		14,804,370
TECHNOLOGY - 11.7%
Computer Services & Software - 0.5%
Microsoft Corp. (a)	12,600	546,525
Computers & Office Equipment - 6.0%
Hewlett-Packard Co.	112,408	3,547,878
International Business Machines Corp.	32,844	2,791,740
		6,339,618
Electronic Instruments - 1.1%
Agilent Technologies, Inc. (a)	21,436	1,173,621
Electronics - 2.9%
Motorola, Inc.	149,739	3,032,215
Photographic Equipment - 1.2%
Eastman Kodak Co.	33,446	1,316,936
TOTAL TECHNOLOGY		12,408,915
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 0.5%
Railroads - 0.5%
Union Pacific Corp.	9,660	$ 490,245
UTILITIES - 4.9%
Electric Utility - 1.1%
Consolidated Edison, Inc.	20,760	799,260
Potomac Electric Power Co.	14,545	359,407
		1,158,667
Telephone Services - 3.8%
Verizon Communications	80,103	4,015,163
TOTAL UTILITIES		5,173,830
TOTAL COMMON STOCKS (Cost $14,345,759)		102,117,943
Cash Equivalents - 4.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01 (Cost $4,539,000)	$ 4,542,057	4,539,000
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $18,884,759)		106,656,943
NET OTHER ASSETS - (0.5)%		(482,068)
NET ASSETS - 100%		$ 106,174,875
Legend
(a) Non-income producing
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $18,884,759. Net unrealized appreciation aggregated $87,772,184, of which $88,486,778 related to appreciated investment securities and $714,594 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $100 all of which will expire on December 31, 2005.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $4,539,000) (cost $18,884,759) - See accompanying schedule		$ 106,656,943
Cash		6,824
Receivable for investments sold		56,141
Dividends receivable		148,692
Total assets		106,868,600
Liabilities
Payable for fund shares redeemed	$ 55,619
Distributions payable	482,170
Accrued management fee	118,409
Other payables and accrued expenses	37,527
Total liabilities		693,725
Net Assets		$ 106,174,875
Net Assets consist of:
Paid in capital		$ 18,400,303
Undistributed net investment income		2,424
Accumulated undistributed net realized gain (loss) on investments		(36)
Net unrealized appreciation (depreciation) on investments		87,772,184
Net Assets, for 253,471 shares outstanding		$ 106,174,875
Net Asset Value, offering price and redemption price per share ($106,174,875 ÷ 253,471 shares)		$418.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 1,633,463
Interest		255,237
Total income		1,888,700
Expenses
Management fee	$ 477,575
Transfer agent fees	82,549
Accounting fees and expenses	60,598
Non-interested trustees' compensation	432
Custodian fees and expenses	7,880
Audit	31,687
Legal	2,766
Reports to shareholders	5,078
Miscellaneous	451
Total expenses before reductions	669,016
Expense reductions	(1,275)	667,741
Net investment income		1,220,959
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		7,485,542
Change in net unrealized appreciation (depreciation) on investment securities		(5,937,673)
Net gain (loss)		1,547,869
Net increase (decrease) in net assets resulting from operations		$ 2,768,828

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,220,959	$ 1,197,160
Net realized gain (loss)	7,485,542	3,641,274
Change in net unrealized appreciation (depreciation)	(5,937,673)	6,535,019
Net increase (decrease) in net assets resulting from operations	2,768,828	11,373,453
Distributions to shareholders from net investment income	(1,224,899)	(1,191,521)
Share transactions
Reinvestment of distributions	277,224	249,900
Cost of shares redeemed	(7,989,878)	(3,346,065)
Net increase (decrease) in net assets resulting from share transactions	(7,712,654)	(3,096,165)
Total increase (decrease) in net assets	(6,168,725)	7,085,767
Net Assets
Beginning of period	112,343,600	105,257,833
End of period (including undistributed net investment income of $2,424 and $6,363, respectively)	$ 106,174,875	$ 112,343,600
Other Information Shares
Issued in reinvestment of distributions	674	632
Redeemed	(19,700)	(8,565)
Net increase (decrease)	(19,026)	(7,933)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 412.27	$ 375.34	$ 305.02	$ 252.14	$ 210.05
Income from Investment Operations
Net investment income	4.70 B	4.34 B	4.50 B	4.57 B	4.48
Net realized and unrealized gain (loss)	6.71	36.94	70.41	52.81	42.21
Total from investment operations	11.41	41.28	74.91	57.38	46.69
Less Distributions
From net investment income	(4.80)	(4.35)	(4.59)	(4.50)	(4.60)
Net asset value, end of period	$ 418.88	$ 412.27	$ 375.34	$ 305.02	$ 252.14
Total Return A	2.79%	11.05%	24.66%	22.81%	22.32%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 106,175	$ 112,344	$ 105,258	$ 87,903	$ 91,346
Ratio of expenses to average net assets	.63%	.61%	.64%	.65%	.67%
Ratio of expenses to average net assets after expense reductions	.63%	.61%	.64%	.65%	.66% C
Ratio of net investment income to average net assets	1.15%	1.10%	1.34%	1.59%	1.92%
Portfolio turnover rate	0%	1%	0%	0%	0%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind, capital loss carryforwards, and expiring capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or short-term gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Sales of securities other than short-term securities aggregated $8,122,654, of which $8,122,654 represents the current value of securities delivered in redemption of fund shares. The realized gain of $7,485,456 on securities delivered in redemption of fund shares is not taxable to the fund. There were no purchases of securities during the period.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee rate was equivalent to an annual rate of .45% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the funds assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $23 and $1,252, respectively, under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees and the Shareholders of Fidelity Congress Street Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Congress Street Fund at December 31, 2000 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Congress Street Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 6, 2001

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents a single share held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	162,106.860	99.518
Withheld	784.712	0.482
TOTAL	162,891.572	100.000
Ralph F. Cox
Affirmative	161,726.618	99.285
Withheld	1,164.954	0.715
TOTAL	162,891.572	100.000
Phyllis Burke Davis
Affirmative	161,726.618	99.285
Withheld	1,164.954	0.715
TOTAL	162,891.572	100.000
Robert M. Gates
Affirmative	162,106.860	99.518
Withheld	784.712	0.482
TOTAL	162,891.572	100.000
Edward C. Johnson 3d
Affirmative	161,726.618	99.285
Withheld	1,164.954	0.715
TOTAL	162,891.572	100.000
Donald J. Kirk
Affirmative	161,726.618	99.285
Withheld	1,164.954	0.715
TOTAL	162,891.572	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	162,106.860	99.518
Withheld	784.712	0.482
TOTAL	162,891.572	100.000
Ned C. Lautenbach
Affirmative	162,106.860	99.518
Withheld	784.712	0.482
TOTAL	162,891.572	100.000
Peter S. Lynch
Affirmative	162,106.860	99.518
Withheld	784.712	0.482
TOTAL	162,891.572	100.000
William O. McCoy
Affirmative	161,726.618	99.285
Withheld	1,164.954	0.715
TOTAL	162,891.572	100.000
Marvin L. Mann
Affirmative	161,726.618	99.285
Withheld	1,164.954	0.715
TOTAL	162,891.572	100.000
Robert C. Pozen
Affirmative	162,106.860	99.518
Withheld	784.712	0.482
TOTAL	162,891.572	100.000
PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	162,106.860	99.518
Abstain	784.712	0.482
TOTAL	162,891.572	100.000
PROPOSAL 3
To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
	# of Votes Cast	% of Votes Cast
Affirmative	133,494.546	81.953
Against	20,449.355	12.554
Abstain	8,947.671	5.493
TOTAL	162,891.572	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning real estate.
	# of Votes Cast	% of Votes Cast
Affirmative	148,442.058	91.129
Against	5,501.843	3.378
Abstain	8,947.671	5.493
TOTAL	162,891.572	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitations concerning diversification to exclude "securities of other investment companies" from the limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	133,507.177	81.961
Against	20,436.724	12.546
Abstain	8,947.671	5.493
TOTAL	162,891.572	100.000
PROPOSAL 6
To eliminate the fund's fundamental investment limitation concerning investment in other investment companies.
	# of Votes Cast	% of Votes Cast
Affirmative	140,547.177	86.283
Against	13,396.724	8.224
Abstain	8,947.671	5.493
TOTAL	162,891.572	100.000
PROPOSAL 7
To eliminate the fund's fundamental investment limitation concerning short sales of securities and adopt a comparable non-fundamental limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	133,195.579	81.769
Against	20,669.887	12.690
Abstain	9,026.106	5.541
TOTAL	162,891.572	100.000
PROPOSAL 8
To eliminate the fund's fundamental investment limitation concerning margin purchases and adopt a comparable non-fundamental limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	126,755.579	77.816
Against	27,109.887	16.643
Abstain	9,026.106	5.541
TOTAL	162,891.572	100.000
PROPOSAL 9
To amend the fund's fundamental limitation concerning borrowing.
	# of Votes Cast	% of Votes Cast
Affirmative	145,948.200	89.598
Against	11,941.843	7.332
Abstain	5,001.529	3.070
TOTAL	162,891.572	100.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
	# of Votes Cast	% of Votes Cast
Affirmative	140,643.915	86.342
Against	17,324.563	10.636
Abstain	4,923.094	3.022
TOTAL	162,891.572	100.000
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning commodities.
	# of Votes Cast	% of Votes Cast
Affirmative	141,497.529	86.866
Against	16,392.514	10.064
Abstain	5,001.529	3.070
TOTAL	162,891.572	100.000
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	139,381.965	85.567
Against	13,299.986	8.165
Abstain	10,209.621	6.268
TOTAL	162,891.572	100.000
PROPOSAL 13
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	140,740.108	86.401
Against	11,510.305	7.066
Abstain	10,641.159	6.533
TOTAL	162,891.572	100.000
PROPOSAL 14
To eliminate the fund's fundamental investment limitation concerning investment in securities of newly-formed issuers.
	# of Votes Cast	% of Votes Cast
Affirmative	126,781.502	77.832
Against	30,708.370	18.852
Abstain	5,401.700	3.316
TOTAL	162,891.572	100.000

Annual Report

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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